EXHIBIT 10.34


AMENDMENT NUMBER FOUR TO LOAN AGREEMENT
(TOWN & COUNTRY CORPORATION AND SUBSIDIARIES)


     THIS AMENDMENT NUMBER FOUR TO LOAN AGREEMENT (this "Amendment"), dated as of July 25, 1994, is entered into between Town & Country Corporation, a Massachusetts corporation, Town & Country Fine Jewelry Group, Inc., a Massachusetts corporation, Gold Lance, Inc., a Massachusetts corporation, L.G. Balfour Company, Inc., a Delaware corporation (which aforesaid corporations, individually and collectively, jointly and severally, and together with their successors and assigns, are herein referred to as "Borrower"), and Foothill Capital Corporation, a California corporation ("Foothill"), in light of the following:

     WHEREAS, Borrower and Foothill are parties to that certain Loan Agreement dated as of May 14, 1993 (as from time to time amended, modified, supplemented, renewed, extended, or restated, the "Loan Agreement"); and

     WHEREAS,  Borrower  has  requested  that  certain  provisions  of the  Loan
Agreement be amended, and Foothill has agreed to amend such provisions in accordance with the terms hereof.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants, conditions, and provisions as hereinafter set forth, the parties hereto agree as follows:

     1. Initially capitalized terms used herein have the meanings defined in the Loan Agreement unless otherwise defined herein.

     2. Effective August 19, 1994, the address of the chief executive office of Balfour in the preamble to the Loan Agreement is amended to read as follows:

"15 John Dietsch Boulevard, P.O. Box 1999, North  Attleborough,
MA  02763"

The foregoing address is hereinafter referred to as the "New
Balfour Address."

     3. Schedule E-1 to the Loan Agreement hereby is amended to add the New Balfour Address as an additional location of Eligible
Inventory of Balfour. Schedule 6.15A to the Loan Agreement hereby is amended to add the New Balfour Address as an additional location of Inventory and Equipment of Balfour. Schedule 6.15B to the Loan Agreement hereby is amended to add the New Balfour Address as an additional location of Balfour as to which a landlord's waiver is required.

     4. To the extent that Balfour's relocation to the New Balfour Address without prior written notice to Foothill, and without prior delivery to Foothill of additional financing statements and an additional landlord's waiver, breached or may breach provisions of the Loan Documents (including, without limitation, Sections 5.4, 5.6, and 6.15 of the Loan Agreement, and comparable provisions of the Balfour Security Agreement), Foothill waives any such breaches, provided that Foothill does not waive the right to receive additional financing statements with respect to the personal property and fixtures located at the New Balfour Address, and a landlord's waiver from the landlord of the New Balfour Address, and Borrower hereby agrees to provide same, or cause same to be provided, to Foothill, in form satisfactory to Foothill, promptly and in any event no later than August 31, 1994.

     5. Borrower hereby represents and warrants to Foothill as follows:

          (a) The execution, delivery, and performance by Borrower of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person in order to be effective and enforceable.

          (b) The Loan Agreement, as amended by this Amendment, constitutes the legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, without defense, counterclaim, or offset.

     6.   Foothill and Borrower also agree that:

          (a) Except as herein expressly amended, all terms, covenants and provisions of the Loan Agreement are and shall remain in full force and effect and all references therein to the Loan Agreement shall henceforth refer to the Loan Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Loan Agreement.

          (b) This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of California.

          (c) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all such counterparts together shall constitute but one and the same instrument. This Amendment shall become effective when each party has executed and delivered a counterpart hereof.

          (d) This Amendment, together with the Loan Agreement and the other Loan Documents, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in writing executed by both of the parties hereto.

          (e) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Loan Agreement, respectively.

     IN WITNESS HEREOF, this Amendment has been executed and delivered as of the date first set forth of above.

                         TOWN & COUNTRY CORPORATION,
                         a Massachusetts corporation

                    By__/s/ Francis X. Correra_____________
                    Its_Sr. Vice President & CFO_ _________


                    TOWN & COUNTRY FINE JEWELRY GROUP, INC.,
                         a Massachusetts corporation

                    By__/s/ Francis X. Correra_____________
                    Its_Treasurer, Director & V.P._________


                         GOLD LANCE, INC.,
                         a Massachusetts corporation

                    By__/s/ Francis X. Correra_____________
                    Its_Treasurer & Director_______________


                         L.G. BALFOUR COMPANY, INC.,
                         a Delaware corporation

                    By__/s/ Francis X. Correra_____________
                    Its_Exec. V.P., & Treasurer, Director__

                         FOOTHILL CAPITAL CORPORATION,
                         a California corporation

                         By__/s/              __________________
                         Its_                        ___________



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